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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 8, 1995


                             THE SCORE BOARD, INC.
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            (Exact name of registrant as specified in its charter)


              New Jersey               0-16913              22-2766077
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(State or other jurisdiction         (Commission          (I.R.S. Employer
 of incorporation)                   File Number)        Identification No.)

             1951 Old Cuthbert Road, Cherry Hill, New Jersey 08034
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                   (Address of principal executive offices)

Registrant's telephone number, including area code: (609) 354-9000
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                           Total Number of Pages: 4
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          ---------------------------------------------

     (a) On November 8, 1995, the Registrant dismissed BDO Seidman, LLP ("BDO Seidman") as the Registrant's independent public accountants and auditors, a capacity in which that firm had served for several years, and selected Arthur Andersen LLP ("Arthur Andersen") to replace BDO Seidman in this role. The decision to change the Registrant's accountants and auditors was approved by the full Board of Directors.

     During the most recent two fiscal years and the subsequent period through November 8, 1995, the date on which BDO Seidman was dismissed as the Registrant's independent public accountants and auditors, there were no disagreements between the Registrant and BDO Seidman on any matter relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO Seidman's satisfaction, would have caused them to make reference in connection with their reports to the subject matter of the disagreement. In addition, BDO Seidman's reports on the Registrant's financial statements for the most recent two fiscal years contained no adverse opinions or disclaimers of opinion, nor were such reports qualified as to uncertainty, audit scope or accounting principles.

     The Registrant has authorized BDO Seidman to respond fully to the inquiries of Arthur Andersen. The Registrant has provided BDO Seidman with a copy of the disclosures contained in this Form 8-K, and has requested that BDO Seidman furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein.

     (b) On November 10, 1995, the Registrant appointed the accounting firm of Arthur Andersen as the Registrant's independent public accountants and auditors, effective immediately.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (c)  Exhibits:

          16.1 Letter from BDO Seidman to the Securities and Exchange Commission concerning its dismissal as the Registrant's principal accountant.
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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE SCORE BOARD, INC.


                                   By: /s/ Ken Goldin
                                       --------------------
                                       Ken Goldin,
                                       Chairman of the Board,
                                       Chief Executive Officer
                                       and President

Date: November 14, 1995